UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: HEXION HOLDINGS LLC, et al.
Case No. (Jointly Administered) 19-10684(KG)
Reporting Period: 5/1/19-5/31/19

MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after end of the month. Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliations (or copies of debtor's bank reconciliations)	MOR-1a		See Attestation
Schedule of Retained Professional Fees Paid	MOR-1b	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4		See Attestation
Copies of IRS Form 6123 or payment receipt (See Notes to MOR)			x
Copies of tax returns filed during reporting period (See Notes to MOR)			x
Summary of Unpaid Post-Petition Debts (See Notes to MOR)	MOR-4	x
Listing of Aged Accounts Payable (See notes to MOR)	MOR-4		x
Accounts Receivable Reconciliation and Aging (See Notes to MOR)	MOR-5		x
Debtor Questionnaire	MOR-6	x

I declare under penalty of perjury (28 U.S.C Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ George F. Knight	June 20, 2019
Signature of Authorized Individual*	Date

George F. Knight
Printed Name of Authorized Individual

Director, Executive Vice President and Chief Financial Officer and Manager, Hexion Holdings LLC
Title

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager if debtor is a limited liability company.

MOR NOTES
In re: HEXION HOLDINGS LLC, et al.
Case No. (Jointly Administered) 19-10684(KG)
Reporting Period: 5/1/19-5/31/19

Notes to the Monthly Operating Report

General:

The report includes activity from the following Debtors and related Case Numbers:

Debtor Name	Case No.
Hexion Holdings LLC	19-10684
Hexion LLC	19-10685
Hexion 2 U.S. Finance Corp.	19-10686
Hexion Inc.	19-10687
Hexion HSM Holdings LLC	19-10688
Lawter International Inc.	19-10689
Hexion CI Holdings Company (China) LLC	19-10690
Hexion Investments Inc.	19-10691
Hexion Nimbus Inc.	19-10692
Hexion International Inc.	19-10693
Hexion Nimbus Asset Holdings LLC	19-10694
North American Sugar Industries Incorporated	19-10695
Hexion Deer Park LLC	19-10696
Cuban-American Mercantile Corporation	19-10697
Hexion VAD LLC	19-10698
The West India Company	19-10699
NL Coop Holdings LLC	19-10700
Hexion Nova Scotia Finance, ULC	19-10701

This Monthly Operating Report ("MOR") is unaudited and has been prepared solely for the purpose of complying with the Debtors' obligations to provide monthly operating reports currently during these Chapter 11 Cases. This MOR is not prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") and does not include all of the information and footnotes required by U.S. GAAP. The Debtors have prepared this Monthly Operating Report using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices. This Monthly Operating Report is, thus, true and accurate to the best of the Debtors’ knowledge, information and belief based on current available data.

General Methodology: The Debtors prepared this Monthly Operating Report relying primarily upon the information set forth in their books and records. Consequently, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this Monthly Operating Report. Additionally, the information furnished in this report includes primarily normal recurring adjustments, but does not include all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with U.S. GAAP. No entry for the equity interest in earnings of unconsolidated entities is included in these financial statements. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material. In future periods, any changes to prior period balance will be reflected in the current month’s MOR. Nevertheless, in preparing this Monthly Operating Report, the Debtors made best efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein.

MOR NOTES
In re: HEXION HOLDINGS LLC, et al.
Case No. (Jointly Administered) 19-10684(KG)
Reporting Period: 5/1/19-5/31/19

As a result of the Chapter 11 Cases, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. Although prepetition claims are generally stayed, at hearings held on April 2, 2019 and May 1, 2019, the Bankruptcy Court granted interim and/or final approval of the Debtors’ “first day” motions generally designed to stabilize the Debtors’ operations. The Debtors received Bankruptcy Court approval to pay or otherwise honor certain prepetition obligations such as certain employee wages and benefits, certain taxes and fees, obligations to customers and logistics providers and prepetition amounts owed to certain critical vendors.

The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Debtors in the future. Intercompany transactions have not been eliminated in the financial statements.

For the reasons discussed above, the Debtors caution readers not to place undue reliance upon information contained in this MOR. For further information, refer to the consolidated financial statements and footnotes included in the Company's Annual Report on Form 10-K for the year ended December 31, 2018 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, as filed with the United States Securities and Exchange Commission. Hexion Holdings LLC is the sole shareholder of Hexion LLC, who is the sole shareholder of Hexion Inc. Hexion Holdings LLC and Hexion LLC are not included in the consolidated financial statements of Hexion Inc. included on Forms 10-K or 10-Q.

Reservation of Rights: Given the complexity of the Debtors’ business, inadvertent errors, omissions or over inclusion of contracts or leases may have occurred. Accordingly, the Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or executory nature of any claim amount, representation or other statement in this Monthly Operating Report and reserve the right to amend or supplement this Monthly Operating Report, if necessary. In future periods, any changes to prior period balance will be reflected in the current month’s MOR.

General Notes:

On April 1, 2019, Hexion Inc. (the “Company”), Hexion Holdings LLC, Hexion LLC (“Holdings”) and certain of the Company’s subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the "Bankruptcy Petitions") for reorganization under Chapter 11 ("Chapter 11") of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 proceedings are being jointly administered under the caption In re Hexion Holdings LLC, No. 19-10684 (the “Chapter 11 Cases”).

Additional information about the Chapter 11 Cases, court filings and claims information is available on the internet at https://hexionrestructuring.com/.

Notes to MOR-1

Cash is received and disbursed by the Debtors as described in the Debtors' motion to approve continued use of their cash management system (which motion was granted on an interim and final basis pursuant to orders entered by the Bankruptcy Court on April 2, 2019 and May 1, 2019, respectively) and is consistent with the Debtor's historical cash management practices.

Cash receipts related to intercompany transfers among the Debtors are deducted from cash receipts and disbursements.

During the reporting period, payments in Canadian Dollars were disbursed by Hexion Canada Inc. to Canadian domiciled payees on behalf of the Debtors. Hexion Canada Inc. was reimbursed by the Debtors through intercompany disbursements.

MOR NOTES
In re: HEXION HOLDINGS LLC, et al.
Case No. (Jointly Administered) 19-10684(KG)
Reporting Period: 5/1/19-5/31/19

Notes to MOR-2 and MOR-3:

This Monthly Operating Report ("MOR") has been prepared on a consolidating basis for the Debtors. The financial information contained within the Monthly Operating Report is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Bankruptcy Court and is in a format acceptable to the United States Trustee for the District of Delaware (the "U.S. Trustee").

The MOR Statement of Operations includes the monthly period beginning May 1, 2019 and ending May 31, 2019 and the cumulative period beginning April 1, 2019 and ending May 31, 2019. As discussed below, this MOR is not prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") and does not include all of the information and footnotes required by U.S. GAAP. Therefore, there can be no assurance that the financial information presented herein is complete, and readers are strongly cautioned not to place undue reliance on the MOR.

Debtor-in-Possession Financing

DIP Term Loan Facility

In connection with the filing of the Bankruptcy Petitions, on April 3, 2019, the Company entered into a New York law-governed senior secured term loan agreement (the “DIP Term Loan Facility”), among Hexion LLC (“Holdings”), the Company, Hexion International Holdings B.V. (the “Dutch Borrower”), which was amended on April 17, 2019, the lenders party thereto and JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent and collateral agent (the “Term Loan Agent”), which was amended on April 17, 2019. The proceeds of the DIP Term Loan Facility were loaned by the Dutch Borrower to the Debtors pursuant to an intercompany loan agreement (the “Intercompany Loan Agreement”) and were used in part to repay in full the outstanding obligations under the Debtor’s existing asset-based revolving credit agreement ABL Facility (“ABL Facility”).

The DIP Term Loan Facility has an 18-month term unless, prior to the end of such 18 month period, a plan of reorganization filed in the Chapter 11 Cases is confirmed pursuant to an order entered by the Bankruptcy Court, in which case, the DIP Term Loan Facility will terminate on the effective date of such plan. The amount committed and made available under the DIP Term Loan Facility is $350 million. The DIP Term Loan Facility bears interest based on, at the Company’s option, an adjusted LIBOR plus 2.75%.

DIP ABL Facility

In connection with the filing of the Bankruptcy Petitions, on April 3, 2019, Holdings, the Company and certain of its subsidiaries (collectively, the “Borrowers”), the lenders party thereto, JPMorgan, as administrative agent, and JPMorgan, as collateral agent (the “DIP ABL Collateral Agent” and together with the DIP Term Loan Facility, the “Credit Facilities”), entered into an amended and restated senior secured debtor-in-possession asset-based revolving credit agreement, which was further amended on May 10, 2019 (the “DIP ABL Facility”), which amended and restated the Company’s ABL Facility among Holdings, the Company, the Borrowers, the lenders party thereto, JPMorgan, as administrative agent, and JPMorgan, as collateral agent.

The DIP ABL Facility has an 18-month term unless, prior to the end of such 18 month period, a plan of reorganization filed in the Chapter 11 Cases is confirmed pursuant to an order entered by the Bankruptcy Court, in which case, the DIP ABL Facility will terminate on the effective date of such plan. Availability under the ABL Facility is $350 million. The DIP ABL Facility bears interest based on, at the Company’s option, an adjusted LIBOR rate plus an applicable margin of 2.00% to 2.50% based on excess availability or an alternate base rate plus an applicable margin of 1.00% to 1.50% based on excess availability.

For further information, refer to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, as filed with the United States Securities and Exchange Commission.

MOR NOTES
In re: HEXION HOLDINGS LLC, et al.
Case No. (Jointly Administered) 19-10684(KG)
Reporting Period: 5/1/19-5/31/19

Notes to MOR-4:

The Debtors have received approval to pay pre-petition taxes and fee obligations, including, without limitation, sales, use and excise taxes, franchise taxes, real and personal property taxes, income taxes, and certain other taxes due in the normal course of business through certain First Day Motions. As such, applicable taxes had been paid when due except for amounts which are in dispute, if any.

Due to the level of detailed records, (i) copies of IRS form 6123 or payment receipts; (ii) copies of tax returns filed during the reporting period; and (iii) a taxes aging schedule will be made available upon reasonable request in writing to counsel for the Debtors.

The Debtors maintain a detailed aging of post-petition Trade Accounts Payable. The post-petition Trade Payable aging is from April 1, 2019 through May 31, 2019. The Debtors believe that the information as disclosed in MOR-4 appropriately summarizes the ending accounts payable balances of the Debtors. Due to the volume of transactions related to vendor payments, the accounts payable aging is not presented by vendor. Information by vendor will be provided upon reasonable request in writing to counsel for the Debtors.

The Debtors believe they are current on all post-petition payments other than disputes that arise in the ordinary course of business.

Notes to MOR-5:

The Debtors maintain an aging of Trade Accounts Receivable. The total per the aging on MOR-5 is adjusted for an Allowance for Doubtful Accounts to determine the Net Trade Receivables balance.

The Debtors believe that the information as disclosed in MOR-5 appropriately summarizes the ending accounts receivable of the Debtors. Detail of customer activity is not being provided due to confidentiality.

MOR-1
In re: HEXION HOLDINGS LLC, et al.
Case No. (Jointly Administered) 19-10684(KG)
Reporting Period: 5/1/19-5/31/19

Schedule of Cash Receipts and Disbursements

TIME PERIOD: 5/1/2019 through 5/31/2019

Legal Entity*	Hexion Holdings LLC	Hexion LLC	Hexion 2 U.S. Finance Corp.	Hexion Inc.	Hexion HSM Holdings LLC	Lawter International Inc.	Hexion CI Holdings Company (China) LLC	Hexion Investments Inc.	Hexion Nimbus Inc.
Case Number	19-10684	19-10685	19-10686	19-10687	19-10688	19-10689	19-10690	19-106891	19-10692
Total Operating Receipts	$—	$—	$—	$165,477,634	$—	$—	$—	$—	$—

Vendor payments	(2,594)	—	—	(105,334,164)	—	—	—	—	—
Payroll & benefits	—	—	—	(18,005,165)	—	—	—	—	—
Other disbursements	—	—	—	(560,511)	—	—	—	—	—
Total Operating Disbursements	(2,594)	—	—	(123,899,840)	—	—	—	—	—

Operating Cash Flow	(2,594)	—	—	41,577,794	—	—	—	—	—

ABL Facility payoff	—	—	—	—	—	—	—	—	—
Interest/fees	—	—	—	(1,777,751)	—	—	—	—	—
DIP ABL borrowings	—	—	—	—	—	—	—	—	—
DIP ABL repayments	—	—	—	(15,000,000)	—	—	—	—	—
Other	419	—	—	(232,497)	—	—	—	—	—
Total Investing & Financing	419	—	—	(17,010,248)	—	—	—	—	—

Intercompany receipts	—	—	—	1,669,729	—	—	—	202,849	—
Intercompany disbursements	—	—	—	(24,709,107)	—	—	—	—	—
Intra-debtor transfers, net*	—	—	—	(1,126,463)	—	—	—	—	—

US Net Cash Flow before Restructuring Disbursements	(2,175)	—	—	401,705	—	—	—	202,849	—

Professional fees	—	—	—	—	—	—	—	—	—
Total Restructuring Disbursements	—	—	—	—	—	—	—	—	—

US Net Cash Flow	$(2,175)	$—	$—	$401,705	$—	$—	$—	$202,849	$—

Proceeds from DIP Term Loan	—	—	—	—	—	—	—	—	—
Net Cash Flow	$(2,175)	$—	$—	$401,705	$—	$—	$—	$202,849	$—

*Funds transferred between US debtors have been deducted from the Summary of Cash Receipts and Disbursements amounts.

MOR-1
In re: HEXION HOLDINGS LLC, et al.
Case No. (Jointly Administered) 19-10684(KG)
Reporting Period: 5/1/19-5/31/19

Schedule of Cash Receipts and Disbursements

TIME PERIOD: 5/1/2019 through 5/31/2019

Legal Entity*	Hexion International Inc.	Hexion Nimbus Asset Holdings LLC	North American Sugar Industries Incorporated	Hexion Deer Park LLC	Cuban-American Mercantile Corporation	Hexion VAD LLC	The West India Company	NL Coop Holdings LLC	Hexion Nova Scotia Finance, ULC
Case Number	19-10693	19-10694	19-10695	19-10696	19-10697	19-10698	19-10699	19-10700	19-10701
Total Operating Receipts	$—	$—	$—	$—	$—	$—	$—	$—	$—

Vendor payments	(404)	—	—	(1,126,463)	—	—	—	—	—
Payroll & benefits	(18,930)	—	—	—	—	—	—	—	—
Other disbursements	—	—	—	—	—	—	—	—	—
Total Operating Disbursements	(19,334)	—	—	(1,126,463)	—	—	—	—	—

Operating Cash Flow	(19,334)	—	—	(1,126,463)	—	—	—	—	—

ABL Facility payoff	—	—	—	—	—	—	—	—	—
Interest/fees	(512)	—	—	—	—	—	—	—	—
DIP ABL borrowings	—	—	—	—	—	—	—	—	—
DIP ABL repayments	—	—	—	—	—	—	—	—	—
Other	(99)	—	—	(137)	—	—	—	—	—
Total Investing & Financing	(611)	—	—	(137)	—	—	—	—	—

Intercompany receipts	44,402	—	—	—	—	—	—	—	—
Intercompany disbursements	—	—	—	—	—	—	—	—	—
Intra-debtor transfers, net*	—	—	—	1,126,463	—	—	—	—	—

US Net Cash Flow before Restructuring Disbursements	24,457	—	—	(137)	—	—	—	—	—
		—	—	—	—	—	—	—	—
Professional fees	—	—	—	—	—	—	—	—	—
Total Restructuring Disbursements	—	—	—	—	—	—	—	—	—

US Net Cash Flow	$24,457	$—	$—	$(137)	$—	$—	$—	$—	$—

Proceeds from DIP Term Loan	—	—	—	—	—	—	—	—	—
Net Cash Flow	$24,457	$—	$—	$(137)	$—	$—	$—	$—	$—

*Funds transferred between US debtors have been deducted from the Summary of Cash Receipts and Disbursements amounts.

MOR-1
In re: HEXION HOLDINGS LLC, et al.
Case No. (Jointly Administered) 19-10684(KG)
Reporting Period: 5/1/19-5/31/19

Summary of Cash Receipts and Disbursements

TIME PERIOD: 5/1/2019 through 5/31/2019

Debtor Name	Case No.	Receipts*	Disbursements*	Surplus / Deficit
Hexion Holdings LLC	19-10684	419	(2,594)	(2,175)
Hexion LLC	19-10685	—	—	—
Hexion 2 U.S. Finance Corp.	19-10686	—	—	—
Hexion Inc.	19-10687	167,147,363	(165,619,195)	1,528,168
Hexion HSM Holdings LLC	19-10688	—	—	—
Lawter International Inc.	19-10689	—	—	—
Hexion CI Holdings Company (China) LLC	19-10690	—	—	—
Hexion Investments Inc.	19-10691	202,849	—	202,849
Hexion Nimbus Inc.	19-10692	—	—	—
Hexion International Inc.	19-10693	44,403	(19,946)	24,457
Hexion Nimbus Asset Holdings LLC	19-10694	—	—	—
North American Sugar Industries Incorporated	19-10695	—	—	—
Hexion Deer Park LLC	19-10696	—	(1,126,601)	(1,126,601)
Cuban-American Mercantile Corporation	19-10697	—	—	—
Hexion VAD LLC	19-10698	—	—	—
The West India Company	19-10699	—	—	—
NL Coop Holdings LLC	19-10700	—	—	—
Hexion Nova Scotia Finance, ULC	19-10701	—	—	—
	Total	$167,395,034	$(166,768,336)	$626,698

*Funds transferred between US debtors have been deducted from receipt and disbursement amounts.

MOR-1
In re: HEXION HOLDINGS LLC, et al.
Case No. (Jointly Administered) 19-10684(KG)
Reporting Period: 5/1/19-5/31/19

Schedule of Cash Receipts and Disbursements

TIME PERIOD: 4/1/2019 through 5/31/2019

Legal Entity*	Hexion Holdings LLC	Hexion LLC	Hexion 2 U.S. Finance Corp.	Hexion Inc.	Hexion HSM Holdings LLC	Lawter International Inc.	Hexion CI Holdings Company (China) LLC	Hexion Investments Inc.	Hexion Nimbus Inc.
Case Number	19-10684	19-10685	19-10686	19-10687	19-10688	19-10689	19-10690	19-106891	19-10692
Total Operating Receipts	$—	$—	$—	$274,139,323	$—	$—	$—	$—	$—

Vendor payments	(39,594)	—	—	(179,874,974)	—	—	—	—	—
Payroll & benefits	—	—	—	(31,981,891)	—	—	—	—	—
Other disbursements	—	—	—	(1,720,283)	—	—	—	—	—
Total Operating Disbursements	(39,594)	—	—	(213,577,148)	—	—	—	—	—

Operating Cash Flow	(39,594)	—	—	60,562,175	—	—	—	—	—
	—	—	—	—	—	—	—	—	—
ABL Facility payoff	—	—	—	(203,712,987)	—	—	—	—	—
Interest/fees	—	—	—	(82,927,847)	—	—	—	—	—
DIP ABL borrowings	—	—	—	35,000,000	—	—	—	—	—
DIP ABL repayments	—	—	—	(35,000,000)	—	—	—	—	—
Other	595	—	—	(638,984)	—	—	—	—	—
Total Investing & Financing	595	—	—	(287,279,818)	—	—	—	—	—

Intercompany receipts	—	—	—	1,706,623	—	—	—	202,849	—
Intercompany disbursements	—	—	—	(30,200,913)	—	—	—	—	—
Intra-debtor transfers, net*	1,234,000	—	—	(2,360,463)	—	—	—	—	—

US Net Cash Flow before Restructuring Disbursements	1,195,001	—	—	(257,572,396)	—	—	—	202,849	—

Professional fees	—	—	—	—	—	—	—	—	—
Total Restructuring Disbursements	—	—	—	—	—	—	—	—	—

US Net Cash Flow	$1,195,001	$—	$—	$(257,572,396)	$—	$—	$—	$202,849	$—

Proceeds from DIP Term Loan	—	—	—	257,000,000	—	—	—	—	—
Net Cash Flow	$1,195,001	$—	$—	$(572,396)	$—	$—	$—	$202,849	$—

*Funds transferred between US debtors have been deducted from the Summary of Cash Receipts and Disbursements amounts.

MOR-1
In re: HEXION HOLDINGS LLC, et al.
Case No. (Jointly Administered) 19-10684(KG)
Reporting Period: 5/1/19-5/31/19

Schedule of Cash Receipts and Disbursements

TIME PERIOD: 4/1/2019 through 5/31/2019

Legal Entity*	Hexion International Inc.	Hexion Nimbus Asset Holdings LLC	North American Sugar Industries Incorporated	Hexion Deer Park LLC	Cuban-American Mercantile Corporation	Hexion VAD LLC	The West India Company	NL Coop Holdings LLC	Hexion Nova Scotia Finance, ULC
Case Number	19-10693	19-10694	19-10695	19-10696	19-10697	19-10698	19-10699	19-10700	19-10701
Total Operating Receipts	$—	$—	$—	$—	$—	$—	$—	$—	$—

Vendor payments	(22,589)	—	—	(1,126,463)	—	—	—	—	—
Payroll & benefits	(56,879)	—	—	—	—	—	—	—	—
Other disbursements	—	—	—	(162)	—	—	—	—	—
Total Operating Disbursements	(79,468)	—	—	(1,126,625)	—	—	—	—	—

Operating Cash Flow	(79,468)	—	—	(1,126,625)	—	—	—	—	—
	—	—	—	—	—	—	—	—	—
ABL Facility payoff	—	—	—	—	—	—	—	—	—
Interest/fees	(1,060)	—	—	—	—	—	—	—	—
DIP ABL borrowings	—	—	—	—	—	—	—	—	—
DIP ABL repayments	—	—	—	—	—	—	—	—	—
Other	(99)	—	—	(137)	—	—	—	—	—
Total Investing & Financing	(1,159)	—	—	(137)	—	—	—	—	—

Intercompany receipts	99,424	—	—	—	—	—	—	—	—
Intercompany disbursements	—	—	—	—	—	—	—	—	—
Intra-debtor transfers, net*	—	—	—	1,126,463	—	—	—	—	—

US Net Cash Flow before Restructuring Disbursements	18,797	—	—	(299)	—	—	—	—	—

Professional fees	—	—	—	—	—	—	—	—	—
Total Restructuring Disbursements	—	—	—	—	—	—	—	—	—

US Net Cash Flow	$18,797	$—	$—	$(299)	$—	$—	$—	$—	$—

Proceeds from DIP Term Loan	—	—	—	—	—	—	—	—	—
Net Cash Flow	$18,797	$—	$—	$(299)	$—	$—	$—	$—	$—

*Funds transferred between US debtors have been deducted from the Summary of Cash Receipts and Disbursements amounts.

MOR-1
In re: HEXION HOLDINGS LLC, et al.
Case No. (Jointly Administered) 19-10684(KG)
Reporting Period: 5/1/19-5/31/19

Summary of Cash Receipts and Disbursements

TIME PERIOD: 4/1/2019 through 5/31/2019

Debtor Name	Case No.	Receipts*	Disbursements*	Surplus / Deficit
Hexion Holdings LLC	19-10684	595	(39,594)	(38,999)
Hexion LLC	19-10685	—	—	—
Hexion 2 U.S. Finance Corp.	19-10686	—	—	—
Hexion Inc.	19-10687	567,845,946	(566,057,879)	985,000
Hexion HSM Holdings LLC	19-10688	—	—	—
Lawter International Inc.	19-10689	—	—	—
Hexion CI Holdings Company (China) LLC	19-10690	—	—	—
Hexion Investments Inc.	19-10691	202,849	—	202,849
Hexion Nimbus Inc.	19-10692	—	—	—
Hexion International Inc.	19-10693	99,425	(80,628)	18,797
Hexion Nimbus Asset Holdings LLC	19-10694	—	—	—
North American Sugar Industries Incorporated	19-10695	—	—	—
Hexion Deer Park LLC	19-10696	—	(1,126,763)	(1,126,763)
Cuban-American Mercantile Corporation	19-10697	—	—	—
Hexion VAD LLC	19-10698	—	—	—
The West India Company	19-10699	—	—	—
NL Coop Holdings LLC	19-10700	—	—	—
Hexion Nova Scotia Finance, ULC	19-10701	—	—	—
	Total	$568,148,815	$(567,304,864)	$843,951

*Funds transferred between US debtors have been deducted from receipt and disbursement amounts.

MOR-1a
In re: HEXION HOLDINGS LLC, et al.
Case No. (Jointly Administered) 19-10684(KG)
Reporting Period: 5/1/19-5/31/19

Bank Account Information

Legal Entity	Bank Account	Bank Account #	Book Balance at 4/30/2019*	Book Balance at 5/31/2019*
Hexion Inc	BAML - Receipts Account	XXXXXX-0265	$1,122,977	$636,925
Hexion LLC	BAML - Receipts/Disbursement Account	XXXXXX-6538	8,989	8,989
Hexion Inc	BAML - Concentration Account	XXXXXX-6659	9,238,706	4,352,252
Hexion Inc	BAML - Payroll Account	XXXXXX-8518	19,999	20,406
Hexion Holdings LLC	BAML - Receipts/Disbursement Account	XXXXXX-8904	37,088	34,494
Hexion Inc	PNC Bank - Funding Account	XXXXXX-4395	100,000	100,000
Hexion Inc	PNC Bank - AP Disbursement Account	XXXXXX-4408	(400,953)	(1,433,185)
Hexion Inc	PNC Bank - Disbursement Account	XXXXXX-8578	—	—
Hexion International Inc	Moscow Citibank - Disbursement Account	XXXXXX-9001	5,886	33,084
Hexion International Inc	Moscow Citibank - Disbursement Account	XXXXXX-9002	4,612	1,871
Hexion Inc	Citibank - Medical Insurance Disbursement Account	XXXXXX-3255	—	—
Hexion Investments Inc	BAML - Receipts/Disbursement Account	XXXXXX-5368	—	202,849
Hexion Deer Park LLC	BAML - Receipts/Disbursement Account	XXXXXX-2760	2,821	2,684
Hexion Nova Scotia Finance, ULC	East West Bank - Escrow Account	XXXXXX-8709	49,943	49,956
Hexion Holdings LLC	BAML - Utility Deposit Account	XXXXXX-3849	1,234,176	1,234,595
Total Cash			$11,424,244	$5,244,920

*Book Balance may differ from Bank Balance due to items in-transit and other timing items.

MOR-1a
In re: HEXION HOLDINGS LLC, et al.
Case No. (Jointly Administered) 19-10684(KG)
Reporting Period: 5/1/19-5/31/19

Status of Bank Account Reconciliations, Bank Statements and Cash Disbursement Journal

June 20, 2019

Office of the United States Trustee

Subject: May Monthly Operating Report Attestation Regarding Bank Account Reconciliations, Bank Statements and Cash Disbursement Journal

Bank Account Reconciliations & Cash Disbursement Journals

The Debtor, Hexion Holdings LLC, and its affiliated Debtors, hereby affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within their financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Opened/Closed Bank Accounts

The Debtors affirm that no bank accounts were opened or closed during the current reporting period.

/s/ George F. Knight
George F. Knight
Director, Executive Vice President and Chief Financial Officer and Manager, Hexion Holdings LLC

MOR-1b
In re: HEXION HOLDINGS LLC, et al.
Case No. (Jointly Administered) 19-10684(KG)
Reporting Period: 5/1/19-5/31/19

Retained Professional Fees Paid (in 000's)

Advisors	Month Ended 5/31/2019	Cumulative
AlixPartners LLP	$—	$—
Latham & Watkins LLP	—	—
Moelis & Company	—	—
PricewaterhouseCoopers LLP	—	—
Ernst & Young LLP	—	—
Richards, Layton, & Finger, P.A.	—	—
Omni Management Group	—	—
Paul, Weiss, Rifkind, Wharton & Garrison LLP	—	—
Prime Clerk LLC	—	—
Squire Patton Boggs LLP	—	—
Total	$—	$—

Professional fees disclosed in this Report do not include payments to professionals or consultants in the ordinary course of business.

MOR-2
In re: HEXION HOLDINGS LLC, et al.
Case No. (Jointly Administered) 19-10684(KG)
Reporting Period: 5/1/19-5/31/19

Statement of Operations (in 000's)

TIME PERIOD: 5/1/2019 through 5/31/2019

Legal Entity	Hexion Holdings LLC	Hexion LLC	Hexion 2 U.S. Finance Corp.	Hexion Inc.	Hexion HSM Holdings LLC	Lawter International Inc.	Hexion CI Holdings Company (China) LLC	Hexion Investments Inc.	Hexion Nimbus Inc.
Case Number	19-10684	19-10685	19-10686	19-10687	19-10688	19-10689	19-10690	19-106891	19-10692
Net sales	$—	$—	$—	$134,605	$—	$—	$—	$—	$—
Cost of goods sold	—	—	—	111,922	—	—	—	—	—
Gross profit	—	—	—	22,683	—	—	—	—	—
Selling, general and administrative expense	2	—	—	9,668	—	—	—	—	—
Business realignment costs	—	—	—	1,268	—	—	—	—	—
Other operating expense (income), net	(10)	—	—	235	—	—	—	(54)	—
Operating income	8	—	—	11,512	—	—	—	54	—
Interest expense, net	—	—	—	583	—	—	—	—	—
Affiliated and intercompany interest income	—	—	—	(6,360)	—	—	—	(35)	—
Reorganization items, net	—	—	—	14,520	—	—	—	—	—
Other non-operating expense	—	—	—	2,044	—	—	—	—	—
Income before income tax	8	—	—	725	—	—	—	89	—
Income tax expense	—	—	—	—	—	—	—	—	—
Net income	$8	$—	$—	$725	$—	$—	$—	$89	$—

The accompanying notes are an integral part of the financial statements.

MOR-2
In re: HEXION HOLDINGS LLC, et al.
Case No. (Jointly Administered) 19-10684(KG)
Reporting Period: 5/1/19-5/31/19

Statement of Operations (in 000's)

TIME PERIOD: 5/1/2019 through 5/31/2019

Legal Entity	Hexion International Inc.	Hexion Nimbus Asset Holdings LLC	North American Sugar Industries Incorporated	Hexion Deer Park LLC	Cuban-American Mercantile Corporation	Hexion VAD LLC	The West India Company	NL Coop Holdings LLC	Hexion Nova Scotia Finance, ULC
Case Number	19-10693	19-10694	19-10695	19-10696	19-10697	19-10698	19-10699	19-10700	19-10701
Net sales	$—	$—	$—	$—	$—	$—	$—	$—	$—
Cost of goods sold	—	—	—	—	—	—	—	—	—
Gross profit	—	—	—	—	—	—	—	—	—
Selling, general and administrative expense	(3)	—	—	—	—	—	—	—	—
Business realignment costs	—	—	—	—	—	—	—	—	—
Other operating expense (income), net	1	—	—	—	—	—	—	—	—
Operating income	2	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—
Affiliated and intercompany interest income	—	—	—	—	—	—	—	—	—
Reorganization items, net	—	—	—	—	—	—	—	—	—
Other non-operating expense	—	—	—	—	—	—	—	—	—
Income before income tax	2	—	—	—	—	—	—	—	—
Income tax expense	—	—	—	—	—	—	—	—	—
Net income	$2	$—	$—	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

MOR-2
In re: HEXION HOLDINGS LLC, et al.
Case No. (Jointly Administered) 19-10684(KG)
Reporting Period: 5/1/19-5/31/19

Statement of Operations (in 000's)

TIME PERIOD: 4/1/2019 through 5/31/2019

Legal Entity	Hexion Holdings LLC	Hexion LLC	Hexion 2 U.S. Finance Corp.	Hexion Inc.	Hexion HSM Holdings LLC	Lawter International Inc.	Hexion CI Holdings Company (China) LLC	Hexion Investments Inc.	Hexion Nimbus Inc.
Case Number	19-10684	19-10685	19-10686	19-10687	19-10688	19-10689	19-10690	19-106891	19-10692
Net sales	$—	$—	$—	$272,155	$—	$—	$—	$—	$—
Cost of goods sold	—	—	—	225,754	—	—	—	—	—
Gross profit	—	—	—	46,401	—	—	—	—	—
Selling, general and administrative expense	41	—	—	20,098	—	—	—	—	—
Business realignment costs	—	—	—	1,946	—	—	—	—	—
Other operating expense (income), net	(52)	—	—	3,471	—	—	—	(103)	—
Operating income	11	—	—	20,886	—	—	—	103	—
Interest (income) expense, net	(1)	—	—	1,139	—	—	—	—	—
Affiliated and intercompany interest income	—	—	—	(12,789)	—	—	—	(70)	—
Reorganization items, net	—	—	—	39,340	—	—	—	—	—
Other non-operating expense	—	—	—	3,218	—	—	—	—	—
(Loss) income before income tax	12	—	—	(10,022)	—	—	—	173	—
Income tax expense	—	—	—	150	—	—	—	—	—
Net (loss) income	$12	$—	$—	$(10,172)	$—	$—	$—	$173	$—

The accompanying notes are an integral part of the financial statements.

MOR-2
In re: HEXION HOLDINGS LLC, et al.
Case No. (Jointly Administered) 19-10684(KG)
Reporting Period: 5/1/19-5/31/19

Statement of Operations (in 000's)

TIME PERIOD: 4/1/2019 through 5/31/2019

Legal Entity	Hexion International Inc.	Hexion Nimbus Asset Holdings LLC	North American Sugar Industries Incorporated	Hexion Deer Park LLC	Cuban-American Mercantile Corporation	Hexion VAD LLC	The West India Company	NL Coop Holdings LLC	Hexion Nova Scotia Finance, ULC
Case Number	19-10693	19-10694	19-10695	19-10696	19-10697	19-10698	19-10699	19-10700	19-10701
Net sales	$—	$—	$—	$—	$—	$—	$—	$—	$—
Cost of goods sold	—	—	—	—	—	—	—	—	—
Gross profit	—	—	—	—	—	—	—	—	—
Selling, general and administrative expense	(3)	—	—	—	—	—	—	—	—
Business realignment costs	—	—	—	—	—	—	—	—	—
Other operating expense (income), net	1	—	—	—	—	—	—	—	—
Operating income	2	—	—	—	—	—	—	—	—
Interest (income) expense, net	—	—	—	—	—	—	—	—	—
Affiliated and intercompany interest income	—	—	—	—	—	—	—	—	—
Reorganization items, net	—	—	—	—	—	—	—	—	—
Other non-operating expense	1	—	—	—	—	—	—	—	—
(Loss) income before income tax	1	—	—	—	—	—	—	—	—
Income tax expense	—	—	—	—	—	—	—	—	—
Net (loss) income	$1	$—	$—	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

MOR-3
In re: HEXION HOLDINGS LLC, et al.
Case No. (Jointly Administered) 19-10684(KG)
Reporting Period: 5/1/19-5/31/19

Balance Sheet (in 000's)

TIME PERIOD: 5/31/19

Legal Entity	Hexion Holdings LLC	Hexion LLC	Hexion 2 U.S. Finance Corp.	Hexion Inc.	Hexion HSM Holdings LLC	Lawter International Inc.	Hexion CI Holdings Company (China) LLC	Hexion Investments Inc.	Hexion Nimbus Inc.
Case Number	19-10684	19-10685	19-10686	19-10687	19-10688	19-10689	19-10690	19-106891	19-10692
ASSETS
Cash and cash equivalents	$1,269	$9	$—	$13,768	$—	$—	$—	$203	$—
Accounts receivable (net of allowance)	—	—	—	155,442	—	—	—	—	—
Receivables from intercompany and affiliates	494	13,456	—	301,271	—	—	—	165	—
Inventories	—	—	—	138,376	—	—	—	—	—
Other current assets	—	—	—	33,809	—	—	—	—	—
Total current assets	1,763	13,465	—	642,666	—	—	—	368	—

Investments in unconsolidated entities	888,442	273,428	—	78,114	—	—	—	—	42
Other long-term assets	—	45	—	10,207	—	—	—	241	—
Loans receivable from intercompany and affiliates	—	—	—	1,107,960	—	—	—	6,786	—
Property and equipment, net	—	—	—	354,313	—	—	—	—	—
Operating lease asset	—	—	—	42,590	—	—	—	—	—
Goodwill	—	—	—	52,107	—	—	—	—	—
Other intangible assets, net	—	—	—	16,718	—	—	—	—	—
Total assets	$890,205	$286,938	$—	$2,304,675	$—	$—	$—	$7,395	$42

LIABILITIES AND SHAREHOLDER'S EQUITY (DEFICIT)
Accounts payable	$16	$—	$—	$148,572	$—	$—	$—	$—	$—
Accounts payable to intercompany and affiliates	2,755	721	—	89,943	—	—	—	—	—
Debt payable within one year	—	—	—	7,859	—	—	—	—	—
Interest payable	—	—	—	838	—	—	—	—	—
Intercompany loans payable	—	2,806	—	384,787	—	—	—	—	—
Current portion of operating lease liabilities	—	—	—	10,828	—	—	—	—	—
Other current liabilities	2,242	45	—	77,460	—	—	—	—	—
Accrued payroll and incentive compensation	—	—	—	11,011	—	—	—	—	—
Total current liabilities	5,013	3,572	—	731,298	—	—	—	—	—

Long-term debt	—	—	—	49,347	—	—	—	—	—
Intercompany loans payable	—	—	—	98,496	—	—	—	—	—
Long-term pension and post employment benefit obligations	—	—	—	33,134	—	—	—	—	—
Deferred income taxes	—	—	—	11,313	—	—	—	—	—
Long term portion of operating lease liabilities	—	—	—	31,842	—	—	—	—	—
Other long-term liabilities	—	—	—	115,654	—	—	—	—	—

Liabilities subject to compromise[1]
Debt and interest payable	—	—	—	3,517,721	—	—	—	—	—
Total liabilities	5,013	3,572	—	4,588,805	—	—	—	—	—

Total shareholder's equity (deficit)	885,192	283,366	—	(2,284,130)	—	—	—	7,395	42
Total liabilities and shareholder's equity (deficit)	$890,205	$286,938	$—	$2,304,675	$—	$—	$—	$7,395	$42

(1) In accordance with the Restructuring Support Agreement (the “Support Agreement”) entered on April 1, 2019, the only amounts classified as liabilities subject to compromise are debt related items (the Debtors’ Senior Secured Notes and Debentures). All other of the Debtors’ liabilities are expected to be satisfied in full under the Support Agreement, and thus are excluded from liabilities subject to compromise above. For the avoidance of doubt, the foregoing is not intended and should not be construed by any party as an admission of liability, and the Debtors reserve all rights, notwithstanding the anticipated treatment of any claim or liability under the Support Agreement or otherwise.

MOR-3
In re: HEXION HOLDINGS LLC, et al.
Case No. (Jointly Administered) 19-10684(KG)
Reporting Period: 5/1/19-5/31/19

Balance Sheet (in 000's)

TIME PERIOD: 5/31/19

Legal Entity	Hexion International Inc.	Hexion Nimbus Asset Holdings LLC	North American Sugar Industries Incorporated	Hexion Deer Park LLC	Cuban-American Mercantile Corporation	Hexion VAD LLC	The West India Company	NL Coop Holdings LLC	Hexion Nova Scotia Finance, ULC
Case Number	19-10693	19-10694	19-10695	19-10696	19-10697	19-10698	19-10699	19-10700	19-10701
ASSETS
Cash and cash equivalents	$35	$—	$—	$3	$—	$—	$—	$—	$50
Accounts receivable (net of allowance)	—	—	—	30	—	—	—	—	—
Receivables from intercompany and affiliates	23	—	—	1,128	—	—	—	—	—
Inventories	—	—	—	—	—	—	—	—	—
Other current assets	—	—	—	—	—	—	—	—	—
Total current assets	58	—	—	1,161	—	—	—	—	50

Investments in unconsolidated entities	—	—	—	—	—	—	—	24,511	—
Other long-term assets	—	—	—	—	—	—	—	—	—
Loans receivable from intercompany and affiliates	—	—	—	—	—	—	—	—	—
Property and equipment, net	—	42	—	—	—	—	—	—	—
Operating lease asset	176	—	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—	—	—
Other intangible assets, net	—	—	—	—	—	—	—	—	—
Total assets	$234	$42	$—	$1,161	$—	$—	$—	$24,511	$50

LIABILITIES AND SHAREHOLDER'S EQUITY (DEFICIT)
Accounts payable	$—	$—	$—	$1,128	$—	$—	$—	$—	$—
Accounts payable to intercompany and affiliates	—	—	—	30	—	—	—	—	—
Debt payable within one year	—	—	—	—	—	—	—	—	—
Interest payable	—	—	—	—	—	—	—	—	—
Intercompany loans payable	—	—	—	—	—	—	—	—	—
Current portion of operating lease liabilities	41	—	—	—	—	—	—	—	—
Other current liabilities	—	—	—	—	—	—	—	—	—
Accrued payroll and incentive compensation	—	—	—	—	—	—	—	—	—
Total current liabilities	41	—	—	1,158	—	—	—	—	—

Long-term debt	—	—	—	—	—	—	—	—	—
Intercompany loans payable	—	—	—	—	—	—	—	—	100
Long-term pension and post employment benefit obligations	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—
Long term portion of operating lease liabilities	132	—	—	—	—	—	—	—	—
Other long-term liabilities	—	—	—	—	—	—	—	—	—

Liabilities subject to compromise[1]
Debt and interest payable	—	—	—	—	—	—	—	—	—
Total liabilities	173	—	—	1,158	—	—	—	—	100

Total shareholder's equity (deficit)	61	42	—	3	—	—	—	24,511	(50)
Total liabilities and shareholder's equity (deficit)	$234	$42	$—	$1,161	$—	$—	$—	$24,511	$50

(1) In accordance with the Restructuring Support Agreement (the “Support Agreement”) entered on April 1, 2019, the only amounts classified as liabilities subject to compromise are debt related items (the Debtors’ Senior Secured Notes and Debentures). All other of the Debtors’ liabilities are expected to be satisfied in full under the Support Agreement, and thus are excluded from liabilities subject to compromise above. For the avoidance of doubt, the foregoing is not intended and should not be construed by any party as an admission of liability, and the Debtors reserve all rights, notwithstanding the anticipated treatment of any claim or liability under the Support Agreement or otherwise.

MOR-4
In re: HEXION HOLDINGS LLC, et al.
Case No. (Jointly Administered) 19-10684(KG)
Reporting Period: 5/1/19-5/31/19

Status of Post-Petition Taxes

June 20, 2019

Office of the United States Trustee

Subject: May Monthly Operating Report Attestation Regarding Post-Petition Taxes

The Debtor, Hexion Holdings LLC, and its affiliated Debtors, hereby submit this attestation regarding post-petition taxes.

All post-petition taxes for the debtors. which are not subject to dispute or reconciliation, are current. There are no material tax disputes or reconciliations.

/s/ George F. Knight
George F. Knight
Director, Executive Vice President and Chief Financial Officer and Manager, Hexion Holdings LLC

MOR-4
In re: HEXION HOLDINGS LLC, et al.
Case No. (Jointly Administered) 19-10684(KG)
Reporting Period: 5/1/19-5/31/19

Post-Petition Accounts Payable Aging (in 000's)

TIME PERIOD: 5/31/19

	Total	Current	1-30 Days Past Due	31-60 Days Past Due	61-90 Days Past Due	>90 Days Past Due
Accounts Payable Aging	$77,100	$77,100	$—	$—	$—	$—

MOR-5
In re: HEXION HOLDINGS LLC, et al.
Case No. (Jointly Administered) 19-10684(KG)
Reporting Period: 5/1/19-5/31/19

Accounts Receivable Aging (in 000's)

TIME PERIOD: 5/31/19

	Total	Current	1-30 Days Past Due	31-60 Days Past Due	61-90 Days Past Due	>90 Days Past Due
Accounts Receivable Aging	$165,341	$143,313	$7,385	$2,509	$3,327	$8,807
Allowance for Doubtful Accounts	(9,869)
Net Trade Receivables	$155,472

MOR-6
In re: HEXION HOLDINGS LLC, et al.
Case No. (Jointly Administered) 19-10684(KG)
Reporting Period: 5/1/19-5/31/19

Debtor Questionnaire

Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.
		Yes	No

1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X1
3	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4	Are workers compensation, general liability or other necessary insurance coverages in effect? If no, provide an explanation below.	X
5
Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

(1) See notes to MOR-1 on page (3)